Loans payable - employees	12 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Loans payable - employees

Note 8 – Loans payable - employee

Na Wang and Wei Zhang, employees of the Company, have settled certain liabilities on behalf of the Company with its vendors and advanced funds to the Company for working capital purposes. The settlement amount and advances are non-interest bearing, unsecured, and are payable in cash on demand.

	June 30, 2020	June 30, 2019
Na Wang*	$-	$2,341,932
Wei Zhang*	-	2,251,942
Total	-	4,593,874
Less: other payables – related parties - discontinued operations	-	(4,285,785)
Other payables – related parties – continuing operations	$-	$308,089

*	On January 15, 2020, Hou Sing, the Company's shareholder, entered into certain loan assignment agreements with Na Wang and Wei Zhang in the aggregate amount of RMB 29,429,627 (approximately $4.3 million) (the "Debt") and delivered the full payment to the two employees. On the same day, the board of directors of the Company approved the conversion of the Debt as well as the conversion of debt in the aggregate amount of $218,519 that the Company owed to Wei Zhang, at a per share conversion price of $1.54. On March 6, 2020, upon Nasdaq's approval, the Company issued 2,911,000 ordinary shares of the Company to Hou Sing and Wei Zhang in exchange for the debt.